EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)


	The undersigned, as the President and Chief Executive Officer of US 1 Industries, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K for the year ended December 31, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries, Inc. at the dates and for the period indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

	This 25th day of March, 2004.



						________________________
						Michael E. Kibler
						President and Chief
                                                Executive Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed from within the electronic version of this written statement required by Section 906, has been provided to US 1 Industries, Inc. and will be retained by US 1 Industries, Inc.
and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32.1 shall not be deemed "filed" for Purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





















                                                        EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)


	The undersigned, as the Executive Vice President - Finance and
Chief Financial Officer of US 1 Industries, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K for the year ended December 31, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of US 1 Industries, Inc. at the date and for the period indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

	This 25th day of March, 2004.



						_________________________________
						Harold E. Antonson
						Executive Vice President - Finance
                                                and Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed from within the electronic version of this written statement required by Section 906, has been provided to US 1 Industries, Inc. and will be retained by US 1 Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.